Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Schedule of prepaid expenses and other current assets [Abstract]
VAT recoverable	¥ 6,754	$ 1,036	¥ 3,182
Prepaid expense	6,919	1,060	5,021
Other receivables	80	12	3,354
Subtotal:	13,753	2,108	11,557
Less: allowance for doubtful accounts
Prepaid expenses and other current assets, net	¥ 13,753	$ 2,108	¥ 11,557